Corteva, Inc.
Consolidated Statements of Operations
(Dollars in millions, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Net sales	$6,379	$6,456	$11,284	$10,873
Cost of goods sold	2,718	2,932	5,090	5,274
Research and development expense	388	375	729	710
Selling, general and administrative expenses	1,164	1,156	2,041	1,907
Amortization of intangibles	194	161	354	323
Restructuring and asset related charges - net	49	79	141	101
Separation costs	79	—	131	—
Other income (expense) - net	(115)	103	(232)	118
Interest expense	47	52	83	88
Income (loss) from continuing operations before income taxes	1,625	1,804	2,483	2,588
Provision for (benefit from) income taxes on continuing operations	408	422	541	539
Income (loss) from continuing operations after income taxes	1,217	1,382	1,942	2,049
Income (loss) from discontinued operations after income taxes	(52)	(66)	(54)	(77)
Net income (loss)	1,165	1,316	1,888	1,972

Net income (loss) attributable to noncontrolling interests	4	2	7	6

Net income (loss) attributable to Corteva	$1,161	$1,314	$1,881	$1,966

Basic earnings (loss) per share of common stock:
Basic earnings (loss) per share of common stock from continuing operations	$1.81	$2.02	$2.89	$2.99
Basic earnings (loss) per share of common stock from discontinued operations	(0.08)	(0.10)	(0.08)	(0.11)
Basic earnings (loss) per share of common stock	$1.73	$1.92	$2.81	$2.88

Diluted earnings (loss) per share of common stock:
Diluted earnings (loss) per share of common stock from continuing operations	$1.81	$2.02	$2.88	$2.98
Diluted earnings (loss) per share of common stock from discontinued operations	(0.08)	(0.10)	(0.08)	(0.11)
Diluted earnings (loss) per share of common stock	$1.73	$1.92	$2.80	$2.87

Average number of shares outstanding used in earnings (loss) per share (EPS) calculation (in millions)
Basic	668.6	681.7	670.4	683.3
Diluted	669.8	683.1	671.6	684.7

Corteva, Inc.
Consolidated Balance Sheets
(Dollars in millions, except share amounts)

	June 30, 2026	December 31, 2025	June 30, 2025
Assets
Current assets
Cash and cash equivalents	$2,365	$4,521	$2,065
Marketable securities	—	9	76
Accounts and notes receivable - net	8,696	6,371	8,674
Inventories	4,443	5,667	4,316
Other current assets	853	767	873
Total current assets	16,357	17,335	16,004
Investment in nonconsolidated affiliates	145	160	134
Property, plant and equipment	9,744	9,551	9,455
Less: Accumulated depreciation	5,566	5,331	5,302
Net property, plant and equipment	4,178	4,220	4,153
Goodwill	10,437	10,465	10,518
Other intangible assets	8,006	8,301	8,583
Deferred income taxes	335	320	449
Other assets	2,184	2,044	1,918
Total Assets	$41,642	$42,845	$41,759

Liabilities and Equity
Current liabilities
Short-term borrowings	$3,193	$894	$1,942
Accounts payable	3,958	4,398	3,828
Income taxes payable	303	155	485
Deferred revenue	383	3,579	358
Accrued and other current liabilities	2,952	3,099	2,903
Total current liabilities	10,789	12,125	9,516
Long-term debt	1,682	1,686	1,687
Other noncurrent liabilities
Deferred income tax liabilities	512	251	258
Pension and other post-employment benefits	1,300	2,434	2,229
Other noncurrent obligations	1,956	1,963	1,918
Total noncurrent liabilities	5,450	6,334	6,092

Commitments and contingent liabilities

Stockholders' equity
Common stock, $0.01 par value; 1,666,667,000 shares authorized; issued at June 30, 2026 - 667,018,000; December 31, 2025 - 672,163,000; and June 30, 2025 - 679,879,000	7	7	7
Additional paid-in capital	26,894	27,001	27,014
Retained earnings (accumulated deficit)	1,224	(67)	1,532
Accumulated other comprehensive income (loss)	(2,966)	(2,797)	(2,644)
Total Corteva stockholders' equity	25,159	24,144	25,909
Noncontrolling interests	244	242	242
Total equity	25,403	24,386	26,151
Total Liabilities and Equity	$41,642	$42,845	$41,759

Corteva, Inc.
Consolidated Statements of Cash Flows
(Dollars in millions, except per share amounts)

	Six Months Ended June 30,
	2026	2025
Operating activities
Net income (loss)	$1,888	$1,972
(Income) loss from discontinued operations after income taxes	54	77
Adjustments to reconcile net income (loss) to cash provided by (used for) operating activities:
Depreciation and amortization	636	597
Provision for (benefit from) deferred income tax	232	(209)
Net periodic pension and OPEB (benefit) cost, net	(5)	19
Pension and OPEB contributions	(1,140)	(84)
Net (gain) loss on sales of property, businesses, consolidated companies and investments	6	(17)
Restructuring and asset related charges - net	141	101
Other net loss	319	272
Changes in assets and liabilities, net
Accounts and notes receivable	(2,416)	(2,544)
Inventories	1,227	1,310
Accounts payable	(487)	(356)
Deferred revenue	(3,187)	(2,944)
Other assets and liabilities	(613)	667
Cash provided by (used for) operating activities - continuing operations	(3,345)	(1,139)
Cash provided by (used for) operating activities - discontinued operations	(12)	(23)
Cash provided by (used for) operating activities	(3,357)	(1,162)
Investing activities
Capital expenditures	(203)	(212)
Proceeds from sales of property, businesses and consolidated companies - net of cash divested	1	25
Acquisitions of businesses - net of cash acquired	(43)	—
Investments in and loans to nonconsolidated affiliates	(6)	—
Proceeds from sales and maturities of investments	9	62
Proceeds from (payment for) settlement of net investment hedge	—	(56)
Other investing activities, net	(5)	(17)
Cash provided by (used for) investing activities	(247)	(198)
Financing activities
Net change in borrowings (less than 90 days)	2,398	28
Proceeds from debt	868	1,214
Payments on debt	(989)	(335)
Repurchase of common stock	(500)	(520)
Proceeds from exercise of stock options	31	70
Dividends paid to stockholders	(241)	(232)
Other financing activities, net	(37)	(38)
Cash provided by (used for) financing activities	1,530	187
Effect of exchange rate changes on cash, cash equivalents and restricted cash equivalents	(32)	68
Increase (decrease) in cash, cash equivalents and restricted cash equivalents	(2,106)	(1,105)
Cash, cash equivalents and restricted cash equivalents at beginning of period	4,725	3,422
Cash, cash equivalents and restricted cash equivalents at end of period	$2,619	$2,317

Corteva, Inc.
Consolidated Segment Information
(Dollars in millions, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
SEGMENT NET SALES - SEED	2026	2025	2026	2025
Corn	$2,868	$2,961	$5,241	$5,030
Soybean	1,318	1,257	1,624	1,562
Other oilseeds	228	186	473	409
Other	118	133	217	243
Seed	$4,532	$4,537	$7,555	$7,244

	Three Months Ended June 30,		Six Months Ended June 30,
SEGMENT NET SALES - CROP PROTECTION	2026	2025	2026	2025
Herbicides	$932	$995	$1,959	$1,855
Insecticides	399	436	776	772
Fungicides	263	342	597	646
Biologicals	86	97	156	181
Other	167	49	241	175
Crop Protection	$1,847	$1,919	$3,729	$3,629

	Three Months Ended June 30,		Six Months Ended June 30,
GEOGRAPHIC NET SALES - SEED	2026	2025	2026	2025
North America [1]	$3,955	$3,954	$5,725	$5,551
EMEA [2]	272	282	1,200	1,108
Latin America	160	154	384	339
Asia Pacific	145	147	246	246
Rest of World [3]	577	583	1,830	1,693
Net Sales	$4,532	$4,537	$7,555	$7,244

	Three Months Ended June 30,		Six Months Ended June 30,
GEOGRAPHIC NET SALES - CROP PROTECTION	2026	2025	2026	2025
North America [1]	$593	$675	$1,262	$1,288
EMEA [2]	458	465	1,185	1,116
Latin America	519	518	801	775
Asia Pacific	277	261	481	450
Rest of World [3]	1,254	1,244	2,467	2,341
Net Sales	$1,847	$1,919	$3,729	$3,629

1.Reflects U.S. and Canada
2.Reflects Europe, Middle East and Africa
3.Reflects EMEA, Latin America and Asia Pacific

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026		2026
Net Sales (GAAP)	$6,379		$11,284
Add: Impacts from Currency and Portfolio / Other	(57)		(236)
Organic Sales (Non-GAAP)	$6,322		$11,048

	Three Months Ended June 30,		Six Months Ended June 30,
OPERATING EBITDA	2026	2025	2026	2025
Seed	$1,966	$1,863	$3,000	$2,705
Crop Protection	342	334	776	711
Corporate Expenses	(47)	(33)	(77)	(63)
Operating EBITDA (Non-GAAP)	$2,261	$2,164	$3,699	$3,353

RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS AFTER INCOME TAXES TO OPERATING EBITDA	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Income (loss) from continuing operations after income taxes (GAAP)	$1,217	$1,382	$1,942	$2,049
Provision for (benefit from) income taxes on continuing operations	408	422	541	539
Income (loss) from continuing operations before income taxes (GAAP)	1,625	1,804	2,483	2,588
Depreciation and amortization	339	301	636	597
Interest income	(27)	(31)	(61)	(63)
Interest expense	47	52	83	88
Exchange (gains) losses - net [1]	75	25	142	52
Non-operating (benefits) costs - net [2]	17	3	(1)	13
Mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	21	43	24	52
Significant items (benefit) charge [3]	85	(33)	262	26
Separation costs	79	—	131	—
Operating EBITDA (Non-GAAP)	$2,261	$2,164	$3,699	$3,353

1.Refer to page A-14 for pre-tax and after tax impacts of exchange (gains) losses.
2.Non-operating (benefits) costs consists of non-operating pension and other post-employment benefit (OPEB) (credits) costs, tax indemnification adjustments and environmental remediation and legal costs associated with legacy businesses and sites. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the company as pre-tax income or expense.
3.Refer to page A-10 for pre-tax and after tax impacts of significant items.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

PRICE - VOLUME - CURRENCY ANALYSIS
REGION
	Q2 2026 vs. Q2 2025				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$(81)	(2)%	$(90)	(2)%	2%	(4)%	—%	—%
EMEA	(17)	(2)%	(30)	(4)%	1%	(5)%	2%	—%
Latin America	7	1%	(45)	(7)%	(7)%	—%	8%	—%
Asia Pacific	14	3%	31	8%	—%	8%	(5)%	—%
Rest of World	4	—%	(44)	(2)%	(2)%	—%	2%	—%
Total	$(77)	(1)%	$(134)	(2)%	1%	(3)%	1%	—%

SEED
	Q2 2026 vs. Q2 2025				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$1	—%	$(7)	—%	2%	(2)%	—%	—%
EMEA	(10)	(4)%	(10)	(4)%	3%	(7)%	—%	—%
Latin America	6	4%	(7)	(5)%	7%	(12)%	9%	—%
Asia Pacific	(2)	(1)%	11	7%	8%	(1)%	(8)%	—%
Rest of World	(6)	(1)%	(6)	(1)%	5%	(6)%	—%	—%
Total	$(5)	—%	$(13)	—%	3%	(3)%	—%	—%

CROP PROTECTION
	Q2 2026 vs. Q2 2025				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$(82)	(12)%	$(83)	(12)%	—%	(12)%	—%	—%
EMEA	(7)	(2)%	(20)	(4)%	(1)%	(3)%	2%	—%
Latin America	1	—%	(38)	(7)%	(10)%	3%	7%	—%
Asia Pacific	16	6%	20	8%	(5)%	13%	(2)%	—%
Rest of World	10	1%	(38)	(3)%	(6)%	3%	4%	—%
Total	$(72)	(4)%	$(121)	(6)%	(4)%	(2)%	2%	—%

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

SEED PRODUCT LINE
	Q2 2026 vs. Q2 2025				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Corn	$(93)	(3)%	$(103)	(3)%	4%	(7)%	—%	—%
Soybean	61	5%	59	5%	(1)%	6%	—%	—%
Other oilseeds	42	23%	40	22%	11%	11%	1%	—%
Other	(15)	(11)%	(9)	(7)%	2%	(9)%	(4)%	—%
Total	$(5)	—%	$(13)	—%	3%	(3)%	—%	—%

CROP PROTECTION PRODUCT LINE
	Q2 2026 vs. Q2 2025				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Herbicides	$(63)	(6)%	$(85)	(9)%	(2)%	(7)%	3%	—%
Insecticides	(37)	(8)%	(40)	(9)%	(6)%	(3)%	1%	—%
Fungicides	(79)	(23)%	(87)	(25)%	(4)%	(21)%	2%	—%
Biologicals	(11)	(11)%	(17)	(18)%	(8)%	(10)%	7%	—%
Other	118	241%	108	220%	(18)%	238%	21%	—%
Total	$(72)	(4)%	$(121)	(6)%	(4)%	(2)%	2%	—%

1.Organic sales is defined as price and volume and excludes currency and portfolio and other impacts, including significant items.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

PRICE - VOLUME - CURRENCY ANALYSIS
REGION
	Six Months 2026 vs. Six Months 2025				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$148	2%	$131	2%	2%	—%	—%	—%
EMEA	161	7%	26	1%	2%	(1)%	6%	—%
Latin America	71	6%	(28)	(3)%	(5)%	2%	9%	—%
Asia Pacific	31	4%	46	7%	1%	6%	(3)%	—%
Rest of World	263	7%	44	1%	—%	1%	6%	—%
Total	$411	4%	$175	2%	1%	1%	2%	—%

SEED
	Six Months 2026 vs. Six Months 2025				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$174	3%	$164	3%	2%	1%	—%	—%
EMEA	92	8%	33	3%	4%	(1)%	5%	—%
Latin America	45	13%	8	2%	8%	(6)%	11%	—%
Asia Pacific	—	—%	15	6%	8%	(2)%	(6)%	—%
Rest of World	137	8%	56	3%	5%	(2)%	5%	—%
Total	$311	4%	$220	3%	3%	—%	1%	—%

CROP PROTECTION
	Six Months 2026 vs. Six Months 2025				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$(26)	(2)%	$(33)	(3)%	—%	(3)%	1%	—%
EMEA	69	6%	(7)	(1)%	(1)%	—%	7%	—%
Latin America	26	3%	(36)	(5)%	(10)%	5%	8%	—%
Asia Pacific	31	7%	31	7%	(4)%	11%	—%	—%
Rest of World	126	5%	(12)	(1)%	(5)%	4%	6%	—%
Total	$100	3%	$(45)	(1)%	(3)%	2%	4%	—%

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

SEED PRODUCT LINE
	Six Months 2026 vs. Six Months 2025				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Corn	$211	4%	$132	3%	4%	(1)%	1%	—%
Soybean	62	4%	57	4%	—%	4%	—%	—%
Other oilseeds	64	16%	54	13%	8%	5%	3%	—%
Other	(26)	(11)%	(23)	(9)%	(3)%	(6)%	(2)%	—%
Total	$311	4%	$220	3%	3%	—%	1%	—%

CROP PROTECTION PRODUCT LINE
	Six Months 2026 vs. Six Months 2025				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Herbicides	$104	6%	$26	1%	(2)%	3%	5%	—%
Insecticides	4	1%	(14)	(2)%	(5)%	3%	3%	—%
Fungicides	(49)	(8)%	(82)	(13)%	(3)%	(10)%	5%	—%
Biologicals	(25)	(14)%	(35)	(19)%	(6)%	(13)%	5%	—%
Other	66	38%	60	34%	(7)%	41%	4%	—%
Total	$100	3%	$(45)	(1)%	(3)%	2%	4%	—%

1.Organic sales is defined as price and volume and excludes currency and portfolio and other impacts, including significant items.

Corteva, Inc.
Significant Items
(Dollars in millions, except per share amounts)

SIGNIFICANT ITEMS BY SEGMENT (PRE-TAX)
	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Seed	$—	$(1)	$—	$(41)
Crop Protection	(67)	37	(166)	23
Corporate	(18)	(3)	(96)	(8)
Total significant items before income taxes	$(85)	$33	$(262)	$(26)

SIGNIFICANT ITEMS - PRE-TAX, AFTER TAX, AND EPS IMPACTS

	Pre-tax		After tax [8]		($ Per Share)
	2026	2025	2026	2025	2026	2025
1st Quarter
Restructuring and asset related charges - net [1]	$(92)	$(22)	$(71)	$(17)	$(0.10)	$(0.02)
Litigation settlement [2]	(85)	—	(64)	—	(0.10)	—
AltEn facility remediation charges [3]	—	(37)	—	(28)	—	(0.04)
Income tax items [4]	—	—	—	55	—	0.08
1st Quarter – Total	$(177)	$(59)	$(135)	$10	$(0.20)	$0.02

2nd Quarter
Restructuring and asset related charges - net [1]	$(49)	$(79)	$(38)	$(59)	$(0.06)	$(0.09)
Litigation settlement [2]	(36)	—	(27)	—	(0.04)	—
Gain (loss) on sale of assets [5]	—	14	—	12	—	0.02
Insurance proceeds [6]	—	98	—	74	—	0.11
2nd Quarter – Total	$(85)	$33	$(65)	$27	$(0.10)	$0.04

Year-to-Date Total [7]	$(262)	$(26)	$(200)	$37	$(0.30)	$0.05

1.Second and first quarter 2026 include restructuring and asset related benefits (charges) of $(49) and $(92), respectively. The second quarter 2026 charges primarily relate to the Crop Protection Operations Strategy Restructuring Program. The first quarter 2026 charges primarily consist of ($78) related to the 2026 Restructuring Actions and ($14) related to the Crop Protection Operations Strategy Restructuring Program.

Second and first quarter 2025 include restructuring and asset related benefits (charges) of $(79) and $(22), respectively. The charges primarily relate to the Crop Protection Operations Strategy Restructuring Program.

2.Second and first quarter 2026 includes estimated settlement charges associated with various lawsuits filed in connection with the Federal Trade Commission investigation.

3.First quarter 2025 includes a charge relating to the increase in the remediation accrual at the AltEn facility consisting of Corteva's estimated voluntary contribution to the solid waste and wastewater remedial action plans.

4.First quarter 2025 reflects a deferred tax benefit of $55 associated with a change in a legal entity's U.S. tax characterization.

5.Second quarter 2025 includes a benefit of $14 related to the 2022 Restructuring Actions consisting of a gain on the sale of assets.

6.The insurance proceeds include proceeds received related to prior significant items.

7.Earnings per share for the year may not equal the sum of quarterly earnings per share due to the changes in average share calculations.

8.Unless specifically addressed in notes above, the income tax effect on significant items was calculated based upon the enacted tax laws and statutory income tax rates applicable in the tax jurisdiction(s) of the underlying non-GAAP adjustment.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

Operating Earnings (Loss) Per Share (Non-GAAP)
Operating earnings (loss) per share is defined as earnings (loss) per common share from continuing operations – diluted, excluding the after-tax impact of significant items, the after-tax impact of separation costs, the after-tax impact of non-operating benefits (costs), the after-tax impact of amortization expense associated with intangible assets existing as of the Corteva Separation from DowDuPont, and the after-tax impact of net unrealized gain or loss from mark-to-market activity for certain foreign currency derivative instruments that do not qualify for hedge accounting.

	Three Months Ended June 30,
	2026	2025	2026	2025
	$	$	EPS (diluted)	EPS (diluted)
Income (loss) from continuing operations attributable to Corteva common stockholders (GAAP)	$1,213	$1,380	$1.81	$2.02
Less: Non-operating benefits (costs), after tax [1]	(51)	(8)	(0.08)	(0.01)
Less: Amortization of intangibles (existing as of Corteva Separation), after tax	(134)	(110)	(0.20)	(0.16)
Less: Mark-to-market gains (losses) on certain foreign currency contracts not designated as hedges, after tax	(15)	(33)	(0.02)	(0.05)
Less: Significant items benefit (charge), after tax	(65)	27	(0.10)	0.04
Less: Separation costs, after tax	(65)	—	(0.09)	—
Operating Earnings (Loss) (Non-GAAP) [2]	$1,543	$1,504	$2.30	$2.20

	Six Months Ended June 30,
	2026	2025	2026	2025
	$	$	EPS (diluted)	EPS (diluted)
Income (loss) from continuing operations attributable to Corteva common stockholders (GAAP)	$1,935	$2,043	$2.88	$2.98
Less: Non-operating benefits (costs), after tax [1]	(52)	(16)	(0.08)	(0.02)
Less: Amortization of intangibles (existing as of Corteva Separation), after tax	(240)	(219)	(0.35)	(0.32)
Less: Mark-to-market gains (losses) on certain foreign currency contracts not designated as hedges, after tax	(18)	(40)	(0.03)	(0.06)
Less: Significant items benefit (charge), after tax	(200)	37	(0.30)	0.05
Less: Separation costs, after tax	(107)	—	(0.16)	—
Operating Earnings (Loss) (Non-GAAP) [2]	$2,552	$2,281	$3.80	$3.33

1.Non-operating benefits (costs) consists of non-operating pension and other post-employment benefit (OPEB) credits (costs), tax indemnification adjustments and environmental remediation and legal costs associated with legacy businesses and sites. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the company as pre-tax income or expense.
2.Refer to page A-12 for the Non-GAAP reconciliation of operating EBITDA to operating earnings (loss) per share.

Corteva, Inc.
Operating EBITDA to Operating Earnings (Loss) Per Share
(Dollars in millions, except per share amounts)

Operating EBITDA to Operating Earnings (Loss) Per Share

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Operating EBITDA (Non-GAAP) [1]	$2,261	$2,164	$3,699	$3,353
Depreciation	(145)	(140)	(282)	(274)
Amortization of intangibles (post Corteva Separation)	(20)	(18)	(41)	(38)
Interest income	27	31	61	63
Interest expense	(47)	(52)	(83)	(88)
(Provision for) benefit from income taxes on continuing operations before significant items, separation costs, non-operating benefits (costs), amortization of intangibles (existing as of Corteva Separation), mark-to-market gains (losses) on certain foreign currency contracts not designated as hedges, and exchange gains (losses) (Non-GAAP) [1]	(466)	(443)	(675)	(663)
Base income tax rate from continuing operations (Non-GAAP)[1]	22.4%	22.3%	20.1%	22.0%
Exchange gains (losses), after tax [2]	(63)	(36)	(120)	(66)
Net (income) loss attributable to non-controlling interests	(4)	(2)	(7)	(6)
Operating Earnings (Loss) (Non-GAAP) [1]	$1,543	$1,504	$2,552	$2,281
Diluted Shares (in millions)	669.8	683.1	671.6	684.7
Operating Earnings (Loss) Per Share (Non-GAAP) [1]	$2.30	$2.20	$3.80	$3.33

1.     Refer to pages A-5 through A-9, A-11 and A-13 for Non-GAAP reconciliations.
2.     Refer to page A-14 for pre-tax and after tax impacts of exchange gains (losses).

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions)

Reconciliation of Base Income Tax Rate to Effective Income Tax Rate
Base income tax rate is defined as the effective income tax rate less the effect of exchange gains (losses), significant items, separation costs, amortization of intangibles (existing as of Corteva Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and non-operating (benefits) costs.

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Income (loss) from continuing operations before income taxes (GAAP)	$1,625	$1,804	$2,483	$2,588
Add: Significant items (benefit) charge [1]	85	(33)	262	26
Separation costs	79	—	131	—
Non-operating (benefits) costs	17	3	(1)	13
Amortization of intangibles (existing as of Corteva Separation)	174	143	313	285
Mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	21	43	24	52
Less: Exchange gains (losses) [2]	(75)	(25)	(142)	(52)
Income (loss) from continuing operations before income taxes, significant items, separation costs, non-operating (benefits) costs, amortization of intangibles (existing as of Corteva Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and exchange gains (losses) (Non-GAAP)	$2,076	$1,985	$3,354	$3,016

Provision for (benefit from) income taxes on continuing operations (GAAP)	$408	$422	$541	$539
Add: Tax (expenses) benefits on significant items (benefit) charge [1]	20	(6)	62	63
Tax benefits on separation costs	14	—	24	—
Tax (expenses) benefits on non-operating (benefits) costs	(34)	(5)	(53)	(3)
Tax benefits on amortization of intangibles (existing as of Corteva Separation)	40	33	73	66
Tax (expenses) benefits on mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	6	10	6	12
Tax (expenses) benefits on exchange gains (losses) [2]	12	(11)	22	(14)
Provision for (benefit from) income taxes on continuing operations before significant items, separation costs, non-operating (benefits) costs, amortization of intangibles (existing as of Corteva Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and exchange gains (losses) (Non-GAAP)	$466	$443	$675	$663

Effective income tax rate (GAAP)	25.1%	23.4%	21.8%	20.8%
Significant items, separation costs, non-operating (benefits) costs, amortization of intangibles (existing as of Corteva Separation), and mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges effect	(2.4)%	(0.2)%	(1.5)%	2.0%
Tax rate from continuing operations before significant items, separation costs, non-operating (benefits) costs, amortization of intangibles (existing as of Corteva Separation), and mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	22.7%	23.2%	20.3%	22.8%
Exchange gains (losses), net effect [2]	(0.3)%	(0.9)%	(0.2)%	(0.8)%
Base income tax rate from continuing operations (Non-GAAP)	22.4%	22.3%	20.1%	22.0%

1.See page A-10 for further detail on the significant items table.
2.See page A-14 for further details of exchange gains (losses).

Corteva, Inc.
(Dollars in millions, except per share amounts)

Exchange Gains/Losses
The Company routinely uses foreign currency exchange contracts to offset its net exposures, by currency, related to the foreign currency-denominated monetary assets and liabilities. The objective of this program is to maintain an approximately balanced position in foreign currencies in order to minimize, on an after-tax basis, the effects of exchange rate changes on net monetary asset positions. The hedging program gains (losses) are largely taxable (tax deductible) in the United States (U.S.), whereas the offsetting exchange gains (losses) on the remeasurement of the net monetary asset positions are often not taxable (tax deductible) in their local jurisdictions. The net pre-tax exchange gains (losses) are recorded in other income (expense) - net and the related tax impact is recorded in provision for (benefit from) income taxes on continuing operations in the Consolidated Statements of Operations.

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Subsidiary Monetary Position Gain (Loss)
Pre-tax exchange gain (loss)	$4	$(154)	$89	$(201)
Local tax (expenses) benefits	(7)	14	(31)	13
Net after-tax impact from subsidiary exchange gain (loss)	$(3)	$(140)	$58	$(188)

Hedging Program Gain (Loss)
Pre-tax exchange gain (loss)	$(79)	$129	$(231)	$149
Tax (expenses) benefits	19	(25)	53	(27)
Net after-tax impact from hedging program exchange gain (loss)	$(60)	$104	$(178)	$122

Total Exchange Gain (Loss)
Pre-tax exchange gain (loss)	$(75)	$(25)	$(142)	$(52)
Tax (expenses) benefits	12	(11)	22	(14)
Net after-tax exchange gain (loss)	$(63)	$(36)	$(120)	$(66)

As shown above, the "Total Exchange Gain (Loss)" is the sum of the "Subsidiary Monetary Position Gain (Loss)" and the "Hedging Program Gain (Loss)."